UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Investment Company Act file number: 811-08659

The Henssler Funds, Inc.
(Exact name of registrant as specified in charter)

3735 Cherokee Street, Kennesaw, Georgia 30144
(Address of principal executive offices) (Zip code)

Gene W. Henssler
3735 Cherokee Street, Kennesaw, Georgia 30144
 (Name and Address of Agent for Service)

With copy to:
Paul Hastings LLP
1170 Peachtree Street, N.E., Suite 100
 Atlanta, Georgia 30309

Registrant’s Telephone Number, including Area Code: (800) 936-3863

Date of fiscal year end: April 30

Date of reporting period: November 1, 2015 - April 30, 2016

Item 1.	Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report
April 30, 2016

The Henssler Equity Fund
3735 Cherokee Street
Kennesaw, Georgia 30144

1-800-936-3863
www.henssler.com

Table of Contents April 30, 2016

Letter to the Shareholders	1
Management’s Discussion on Fund Performance	2
Expenses	5
Top Ten Holdings & Asset Allocation	7
Schedule of Investments	8
Statement of Assets & Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to the Financial Statements	21
Report of Independent Registered Public Accounting Firm	27
Additional Information	28
Directors & Officers	29

Shareholder Letter April 30, 2016 (Unaudited)

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund (“The Fund”). The Henssler Equity Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

If you would like to obtain periodic information regarding The Fund, we encourage you to visit our website at www.henssler.com. You may review The Henssler Equity Fund link as often as you like, as we update information regularly. Through our website, we provide details each quarter on our top 10 holdings, industry allocation and other statistics. The website also provides media appearance information and links to articles featuring commentary and insight from The Fund’s management team.

The Henssler Equity Fund is more than 17 years old since we started on June 10, 1998. On behalf of our board of directors and management team, we thank many of you who invested in The Fund from its very beginning. We will continue to focus our best efforts exclusively on the one fund we manage, The Henssler Equity Fund.

Yours very truly,

Gene W. Henssler, Ph.D. 1
William G. Lako, Jr., CFP® 1, 2
Troy L. Harmon, CFA, CVA 3, 4

This report is intended for shareholders of The Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus that contains important information including risks, investment objectives, charges and expenses. The Fund’s prospectus is available, without charge, upon request by calling toll-free 1-800-936-3863. Please read and consider this information carefully before you invest or send money.

[1]	Registered representative of ALPS Distributors, Inc.
[2]	Certified Financial Planner Board of Standards Inc. owns the certification mark CFP®, CERTIFIED FINANCIAL PLANNER™ and CFP (with flame logo)® in the U.S., which it awards to individuals who successfully complete CFP Board’s initial and ongoing certification requirements.
[3]	CFA Institute mark is a trademark owned by the CFA Institute.
[4]	Certified Valuation Analyst, accredited through the National Association of Certified Valuation Analysts.

Annual Report | April 30, 2016	1

Management’s Discussion On Fund Performance April 30, 2016 (Unaudited)

Uncertainty abounds in the financial markets. Although stocks have rallied to recover early 2016 losses, the doubts surrounding interest rate increases, energy prices and international economic growth have been sufficient to keep investors and consumers on edge. Smaller company investments, as measured by the S&P MidCap 400® Index1, have outperformed large company stocks during this period of volatility and recovery. The Henssler Equity Fund has benefitted from this as a result of our intentional drift in style to smaller companies.

Federal Reserve Chairwoman Janet Yellen was slow to provide guidance in the first fiscal quarter of 2016, but once she assured market participants the Fed would hold rates low until financial market volatility passes, the market rallied on this news, adding 13.39% (including dividend) to the S&P 500® Index2 from the time of her speech through April 30, 2016. The S&P 500 showed a gain of 1.74%, also with dividend, for 2016 through the end of April. However, recently released first quarter earnings have been of little encouragement. The companies comprising the market benchmark have suffered a contraction in earnings of 8.7%, lead lower by Energy companies. Given all of the doubt, market options indicate no Fed interest rate increases until early 2017, while most economists expect two 0.25% increases prior to year-end. We still believe the only reasonable argument at this time for The Federal Reserve to raise rates is the need to retool against the potential for declining economic activity. Economic fundamentals do not seem to require action at this time, but that is always subject to change.

Oil prices have rallied hard from their bottom on February 11th as well. Prices increased on rumors that Saudi Arabia and Russia agreed to production cuts to January 2016 levels. When they finally met in early April, Saudi officials made it clear they will continue to monitor production, but they are likely to increase production to drive prices lower if Iran should increase oil production beyond Saudi comfort levels. The oil bully is still in control and unlikely to change; however, they have reported they are making significant plans to redirect their economic focus in coming years to become less reliant on oil. Meanwhile, U.S. production has fallen, and prices have risen in reaction. Higher oil prices are likely to reverse some of the pain experienced in the Energy and Industrial sectors, but at a cost to the recent high-flying Consumer Discretionary sector.

China has continued to report slowing economic growth; however, the potential for Britain exiting the European Union is the bigger story looming over international companies. While most pollsters are showing more than 50% of British citizens will vote to stay, financial markets are showing a decline in the British pound and European stocks. Assuming Britain stays, international markets should get a boost from the removal of this uncertainty. At this time, The Henssler Equity Fund has minimal exposure to China’s or Britain’s situations directly. Slow international growth has continued to allow the dollar to remain strong, limiting export growth for our domestic companies.

In all, we expect to see the U.S. economy and financial markets grow at a slower than normal pace throughout the remainder of 2016, with total market returns still on par with our expectations. We continue our intentional drift to smaller companies, expecting to be fully invested in the Mid-Cap space by year-end with minimal exposure to Large Capitalization companies.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

[1]	The S&P Mid-Cap 400® Index by Standard and Poor’s Corp. is an unmanaged, value-weighted index that measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.
[2]	The S&P 500® Index by Standard and Poor’s Corp. is an unmanaged, capitalization-weighted index comprising of 500 issues listed on various exchanges.

2	WWW.HENSSLER.COM

Management’s Discussion On Fund Performance April 30, 2016 (Unaudited)

Performance of Hypothetical $10,000 Initial Investment
For the Period June 10, 1998 (inception of fund) to April 30, 2016

The graph assumes an initial $10,000 investment at June 10, 1998. All dividends and distributions are reinvested.

Average Annual Total Return
As of April 30, 2016

	One Year	Five Year	Ten Year	Since Inception	Investment Value Assuming $10,000 Investment at June 10, 1998(1)	Total Expense Ratio(3)
The Henssler Equity Fund – Investor Class	0.25%	8.02%	6.04%	5.89%	$27,853	1.38%
The S&P 500® Index	1.21%	11.02%	6.91%	5.47%	$25,942

	One Month	One Year	Three Year	Since Inception	Investment Value Assuming $1,000,000 Investment at June 15, 2011(2)	Total Expense Ratio(3)
The Henssler Equity Fund – Institutional Class	-1.11%	0.79%	10.61%	10.44%	$1,623,035	0.88%
The S&P 500® Index	0.39%	1.21%	11.26%	12.96%	$1,811,424

Annual Report | April 30, 2016	3

Management’s Discussion On Fund Performance April 30, 2016 (Unaudited)

(1)	The Henssler Equity Fund – Investor Class began operation on June 10, 1998.
(2)	The Henssler Equity Fund – Institutional Class began operation on June 15, 2011.
(3)	The Fund’s total expense ratio as of October 31, 2015. In The Fund’s prospectus dated August 28, 2015, the total expense ratio is 1.38% and 0.88%, for the Investor Class and Institutional Class respectively. The Fund bears a pro rata share of the fees and expenses of the other funds in which each fund invests (“Acquired Funds”). The operating expenses in the prospectus may not correlate to the expense ratio in The Fund’s financial statements (or the financial highlights of this prospectus) because the financial statements include only the direct operating expenses incurred by The Fund, not the indirect costs of investing in the Acquired Funds.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The performance data quoted represents past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in The Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent-month end, please contact 1-800-936-3863.

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Expenses April 30, 2016 (Unaudited)

As a shareholder of The Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in The Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six‐month period of November 1, 2015 to April 30, 2016.

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on The Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not The Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in The Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

Annual Report | April 30, 2016	5

Expenses April 30, 2016 (Unaudited)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During period November 1, 2015 to April 30, 2016(1)	Expense Ratio
Investor
Actual Fund Return	$1,000.00	$1,004.60	$7.53	1.51%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,017.35	$7.57	1.51%
Institutional
Actual Fund Return	$1,000.00	$1,007.90	$5.04	1.01%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.84	$5.07	1.01%

(1)
Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 366.

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Top Ten Holdings & Asset Allocation April 30, 2016 (Unaudited)

Top Ten Holdings* (Percentage of Total Net Assets)

Westlake Chemical Corp.	1.63%
East West Bancorp, Inc.	1.63%
Lincoln Electric Holdings, Inc.	1.60%
Northwest Bancshares, Inc.	1.55%
Universal Corp.	1.55%
Leggett & Platt, Inc.	1.54%
Teleflex, Inc.	1.54%
Landstar System, Inc.	1.53%
Avery Dennison Corp.	1.53%
Big Lots, Inc.	1.53%
15.63%

Asset Allocation* (Percentage of Total Net Assets)

Financials	19.00%
Information Technology	16.87%
Industrials	14.44%
Health Care	11.30%
Consumer Discretionary	11.14%
Consumer Staples	6.87%
Utilities	6.70%
Energy	4.91%
Materials	4.90%
Exchange‐Traded Funds	1.60%
Liabilities in Excess of Other Assets	2.27%
100.00%

*	These allocations may not reflect the current or future position of The Fund.

Annual Report | April 30, 2016	7

Schedule of Investments April 30, 2016

	Shares	Value
COMMON STOCKS - 96.13%

Consumer Discretionary - 11.14%
Automobiles - 0.85%
Thor Industries, Inc.	5,800	$371,316

Hotels, Restaurants & Leisure - 0.40%
McDonald's Corp.	1,388	175,568

Household Durables - 1.54%
Leggett & Platt, Inc.	13,600	670,344

Leisure Products - 1.98%
Polaris Industries, Inc.	4,500	440,460
Sturm Ruger & Co., Inc.	6,600	422,598
		863,058
Media - 1.21%
The Walt Disney Co.	5,096	526,213

Multiline Retail - 1.52%
Big Lots, Inc.	14,500	664,970

Specialty Retail - 3.25%
Ross Stores, Inc.	5,700	323,646
The Buckle, Inc.	15,400	445,676
Williams-Sonoma, Inc.	11,000	646,580
		1,415,902
Textiles, Apparel & Luxury Goods - 0.39%
VF Corp.	2,700	170,235

Total Consumer Discretionary		4,857,606

Consumer Staples - 6.87%
Beverages - 0.80%
PepsiCo, Inc.	3,395	349,549

Food & Staples Retailing - 1.51%
CVS Health Corp.	3,190	320,595
Wal-Mart Stores, Inc.	5,018	335,554
		656,149
Food Products - 2.24%
Cal-Maine Foods, Inc.	12,950	657,342
Hormel Foods Corp.	8,300	319,965
		977,307

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Schedule of Investments April 30, 2016

	Shares	Value
Household Products - 0.77%
The Procter & Gamble Co.	4,200	$336,504

Tobacco - 1.55%
Universal Corp.	12,400	676,420

Total Consumer Staples		2,995,929

Energy - 4.91%
Energy Equipment & Services - 1.82%
FMC Technologies, Inc.(1)	14,900	454,301
Schlumberger, Ltd.	4,200	337,428
		791,729
Oil, Gas & Consumable Fuels - 3.09%
Chevron Corp.	3,500	357,630
Exxon Mobil Corp.	4,078	360,495
World Fuel Services Corp.	13,500	630,855
		1,348,980

Total Energy		2,140,709

Financials - 19.00%
Banks - 4.75%
Commerce Bancshares, Inc.	9,580	448,536
Cullen/Frost Bankers, Inc.	7,300	467,127
East West Bancorp, Inc.	18,900	708,561
US Bancorp	7,900	337,251
Wells Fargo & Co.	2,195	109,706
		2,071,181
Capital Markets - 2.29%
SEI Investments Co.	7,100	341,368
T Rowe Price Group, Inc.	750	56,467
Waddell & Reed Financial, Inc. - Class A	29,500	600,030
		997,865
Insurance - 6.35%
American Financial Group, Inc.	9,600	663,456
AmTrust Financial Services, Inc.	17,500	434,875
Everest Re Group, Ltd.	2,200	406,780
Reinsurance Group of America, Inc.	4,600	438,012
The Travelers Cos., Inc.	3,300	362,670
Torchmark Corp.	8,000	463,120
		2,768,913
Real Estate Investment Trust - 2.02%
National Health Investors, Inc.	6,600	449,394

Annual Report | April 30, 2016	9

Schedule of Investments April 30, 2016

	Shares	Value
Real Estate Investment Trust (continued)
Weingarten Realty Investors	11,700	$431,964
		881,358
Thrifts & Mortgage Finance - 3.59%
Beneficial Bancorp, Inc.(1)	32,200	447,258
Capitol Federal Financial, Inc.	33,300	442,557
Northwest Bancshares, Inc.	48,300	677,166
		1,566,981
Total Financials		8,286,298

Health Care - 11.30%
Biotechnology - 1.71%
Celgene Corp.(1)	3,238	334,842
United Therapeutics Corp.(1)	3,900	410,280
		745,122
Health Care Equipment & Supplies - 4.51%
Abbott Laboratories	7,500	291,750
Meridian Bioscience, Inc.	19,100	365,001
Teleflex, Inc.	4,300	669,854
Varian Medical Systems, Inc.(1)	7,900	641,322
		1,967,927
Health Care Providers & Services - 1.91%
MEDNAX, Inc.(1)	4,800	342,192
Patterson Cos., Inc.	3,150	136,552
UnitedHealth Group, Inc.	2,700	355,536
		834,280
Health Care Technology - 2.27%
Cerner Corp.(1)	5,800	325,612
Computer Programs & Systems, Inc.	12,900	662,157
		987,769
Pharmaceuticals - 0.90%
Johnson & Johnson	3,500	392,280

Total Health Care		4,927,378

Industrials - 14.44%
Aerospace & Defense - 1.02%
Spirit AeroSystems Holdings, Inc. - Class A(1)	9,400	443,210

Air Freight & Logistics - 1.31%
CH Robinson Worldwide, Inc.	4,460	316,526
United Parcel Service, Inc. - Class B	2,437	256,056
		572,582

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Schedule of Investments April 30, 2016

	Shares	Value
Airlines - 0.87%
Alaska Air Group, Inc.	5,400	$380,322

Commercial Services & Supplies - 2.05%
Copart, Inc.(1)	10,500	449,820
Rollins, Inc.	16,500	443,355
		893,175
Construction & Engineering - 1.05%
Fluor Corp.	8,400	459,144

Industrial Conglomerates - 0.62%
3M Co.	1,600	267,808

Machinery - 1.60%
Lincoln Electric Holdings, Inc.	11,150	698,770

Professional Services - 0.62%
Robert Half International, Inc.	7,055	270,277

Road & Rail - 2.52%
JB Hunt Transport Services, Inc.	5,200	430,976
Landstar System, Inc.	10,200	668,610
		1,099,586
Trading Companies & Distributors - 2.78%
Fastenal Co.	7,100	332,209
MSC Industrial Direct Co., Inc. - Class A	5,600	434,000
Watsco, Inc.	3,300	443,751
		1,209,960
Total Industrials		6,294,834

Information Technology - 16.87%
Communications Equipment - 0.73%
QUALCOMM, Inc.	6,308	318,680

Computers - 1.50%
Computer Sciences Corp.	19,800	655,974

Electronic Equipment & Instruments - 2.24%
Avnet, Inc.	10,000	411,200
OSI Systems, Inc.(1)	11,100	564,879
		976,079
Internet Software & Services - 1.72%
Alphabet, Inc. - Class A(1)	600	424,728
NIC, Inc.	18,400	325,864
		750,592

Annual Report | April 30, 2016	11

Schedule of Investments April 30, 2016

	Shares	Value
IT Services ‐ 4.16%
Accenture PLC ‐ Class A	2,800	$316,176
Amdocs, Ltd.	7,600	429,704
Broadridge Financial Solutions, Inc.	7,400	442,816
Cognizant Technology Solutions Corp. ‐ Class A(1)	5,400	315,198
Visa, Inc. ‐ Class A	4,000	308,960
		1,812,854
Semiconductors & Semiconductor ‐ 1.96%
Intel Corp.	10,200	308,856
Synaptics, Inc.(1)	7,600	543,780
		852,636
Software ‐ 3.69%
ANSYS, Inc.(1)	5,000	453,850
FactSet Research Systems, Inc.	2,900	437,175
Microsoft Corp.	2,320	115,699
Oracle Corp.	4,113	163,944
Synopsys, Inc.(1)	9,200	437,184
		1,607,852
Technology Hardware, Storage & Peripherals ‐ 0.87%
Apple, Inc.	4,050	379,647

Total Information Technology		7,354,314

Materials ‐ 4.90%
Chemicals ‐ 2.37%
Ecolab, Inc.	2,800	321,944
Westlake Chemical Corp.	14,200	712,698
		1,034,642
Containers & Packaging ‐ 2.53%
Avery Dennison Corp.	9,200	668,012
Sonoco Products Co.	9,250	433,733
		1,101,745
Total Materials		2,136,387

Utilities ‐ 6.70%
Electric Utilities ‐ 2.07%
ALLETE, Inc.	10,000	561,900
OGE Energy Corp.	11,600	343,244
		905,144
Gas Utilities ‐ 1.27%
New Jersey Resources Corp.	15,500	553,040

Multi Utilities ‐ 2.02%
Public Service Enterprise Group, Inc.	7,100	327,523

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Schedule of Investments April 30, 2016

	Shares	Value
Multi Utilities (continued)
Vectren Corp.	11,300	$552,005
		879,528
Water Utilities ‐ 1.34%
American States Water Co.	14,000	583,660

Total Utilities		2,921,372

TOTAL COMMON STOCKS
(COST $39,153,947)		41,914,827

EXCHANGE‐TRADED FUNDS ‐ 1.60%
Materials Select Sector SPDR® Fund	3,833	180,534
Utilities Select Sector SPDR® Fund	10,700	518,094
		698,628
TOTAL EXCHANGE‐TRADED FUNDS
(COST $536,285)		698,628

SHORT‐TERM INVESTMENTS ‐ 2.35%
Federated Prime Cash Obligations Fund ‐ Institutional Shares, 7‐day Yield 0.37%	1,024,489	1,024,489

TOTAL SHORT‐TERM INVESTMENTS
(COST $1,024,489)		1,024,489

TOTAL INVESTMENTS (100.08%)		43,637,944
(COST $40,714,721)

LIABILITIES IN EXCESS OF OTHER ASSETS (‐0.08%)		(36,416)

NET ASSETS (100.00%)		$43,601,528

(1)	Non-income producing security.

Common Abbreviations:
Ltd. - Limited.
PLC - Public Limited Company.
SPDR - Standard & Poor Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Annual Report | April 30, 2016	13

Statement of Assets & Liabilities April 30, 2016

ASSETS:
Investments, at value (Cost $40,714,721)	$43,637,944
Receivables:
Fund shares sold	503
Dividends	46,242
Prepaid and other assets	4,453
Total Assets	43,689,142

LIABILITIES:
Payables:
Fund shares redeemed	24,234
Operating service fees due to adviser	19,776
Advisory fees due to adviser	18,327
Officers’ fees	15,935
Directors’ fees	9,342
Total Liabilities	87,614

Net Assets	$43,601,528

NET ASSETS CONSIST OF:
Common Stock	$722
Paid‐in capital	35,849,068
Accumulated undistributed net investment income	83,831
Accumulated undistributed net realized gain on investments	4,744,684
Net unrealized appreciation on investments	2,923,223

Net Assets	$43,601,528

Investor Class:
Net Asset Value, offering and redemption price per share	$5.95
Net Assets	$29,947,344
Shares of common stock outstanding of $0.0001 value per share, 100,000,000 shares authorized (Note 1)	5,031,447

Institutional Class:
Net Asset Value, offering and redemption price per share	$6.24
Net Assets	$13,654,184
Shares of common stock outstanding of $0.0001 value per share, 100,000,000 shares authorized (Note 1)	2,188,565

The accompanying notes are an integral part of these financial statements.

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Statement of Operations For the Year Ended April 30, 2016

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $450)	$1,069,096
Total Investment Income	1,069,096

EXPENSES:
Operating service fees
Investor Class	263,739
Institutional Class	26,696
Advisory fees	255,125
Chief compliance officer compensation fees	75,945
Insurance fees	25,463
Directors’ fees	36,341
Total Expenses	683,309

Net Investment Income	385,787

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	11,325,189
Net change in unrealized appreciation on investments	(11,658,816)
Net realized and unrealized loss on investments	(333,627)

Net Increase in Net Assets Resulting from Operations	$52,160

The accompanying notes are an integral part of these financial statements.

Annual Report | April 30, 2016	15

Statement of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
FROM OPERATIONS:
Net investment income	$385,787	$500,587
Net realized gain on investments	11,325,189	13,356,942
Net change in unrealized appreciation on investments	(11,658,816)	(5,747,079)
Net Increase in Net Assets From Operations	52,160	8,110,450

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(224,141)	(484,410)
Institutional Class	(139,537)	(149,067)
From net realized gains on investments
Investor Class	(12,970,606)	(25,689,564)
Institutional Class	(4,881,857)	(5,003,499)
Total Distributions	(18,216,141)	(31,326,540)

CAPITAL SHARE TRANSACTIONS (Note 3):
Investor Class
Shares sold	2,593,687	5,377,009
Shares issued in reinvestment of distributions	13,045,087	24,717,341
Cost of shares redeemed	(22,819,132)	(45,213,834)
Net decrease from share transactions	(7,180,358)	(15,119,484)

Institutional Class
Shares sold	1,028,686	510,249
Shares issued in reinvestment of distributions	5,021,393	5,152,567
Cost of shares redeemed	(967,020)	(1,312,108)
Net increase from share transactions	5,083,059	4,350,708

Net Decrease in Net Assets From Capital Share Transactions	(2,097,299)	(10,768,776)

Net Decrease in Net Assets	(20,261,280)	(33,984,866)

NET ASSETS:
Beginning of year	63,862,808	97,847,674
End of year*	$43,601,528	$63,862,808
*Includes accumulated undistributed net investment income of:	$83,831	$61,722

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Investor Class
	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value ‐ Beginning of Year	$9.69		$14.29	$15.03	$15.73	$15.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.05		0.07	0.11	0.14	0.12
Net realized and unrealized gain/(loss) on investments	(0.18	)(2)	1.18	3.24	1.00	0.14
Total Income/(Loss) from Investment Operations	(0.13)		1.25	3.35	1.14	0.26

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.06)		(0.11)	(0.15)	(0.23)	(0.12)
From net realized gains on investments	(3.55)		(5.74)	(3.94)	(1.61)	(0.00	)(3)
Total Distributions	(3.61)		(5.85)	(4.09)	(1.84)	(0.12)
Net Asset Value ‐ End of Year	$5.95		$9.69	$14.29	$15.03	$15.73

Total Return	0.25%		8.21%	22.83%	8.47%	1.76%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$29,947		$50,383	$84,719	$152,663	$163,713
Ratio of expenses to average net assets	1.47%		1.37%	1.30%	1.27%	1.27%
Ratio of net investment income to average net assets	0.63%		0.51%	0.68%	0.96%	0.83%
Portfolio turnover rate(4)	155%		58%	48%	106%	43%

The accompanying notes are an integral part of these financial statements.

Annual Report | April 30, 2016	17

Financial Highlights

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)
The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(3)	Less than $(0.005) per share.
(4)	Portfolio turnover is calculated at The Fund level.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Institutional Class
	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period June 15, 2011 (Inception) to April 30, 2012
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value ‐ Beginning of Period	$9.98		$14.55	$15.22	$15.86	$14.51
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.09		0.13	0.20	0.22	0.18
Net realized and unrealized gain/(loss) on investments	(0.18	)(2)	1.21	3.27	1.03	1.24
Total Income/(Loss) from Investment Operations	(0.09)		1.34	3.47	1.25	1.42
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.10)		(0.17)	(0.20)	(0.28)	(0.07)
From net realized gains on investments	(3.55)		(5.74)	(3.94)	(1.61)	(0.00	)(3)
Total Distributions	(3.65)		(5.91)	(4.14)	(1.89)	(0.07)
Net Asset Value - End of Period	$6.24		$9.98	$14.55	$15.22	$15.86
Total Return	0.79%		8.79%	23.43%	9.16%	9.86	%(4)
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period (000s)	$13,654		$13,480	$13,129	$32,311	$44,752
Ratio of expenses to average net assets	0.98%		0.87%	0.80%	0.77%	0.77	%(5)
Ratio of net investment income to average net assets	1.11%		0.98%	1.26%	1.46%	1.35	%(5)
Portfolio turnover rate(6)	155%		58%	48%	106%	43%

The accompanying notes are an integral part of these financial statements.

Annual Report | April 30, 2016	19

Financial Highlights

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)
The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(3)	Less than $(0.005) per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated at The Fund level.

The accompanying notes are an integral part of these financial statements.

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Notes to the Financial Statements April 30, 2016

1. ORGANIZATION

The Henssler Funds, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (“The Fund”). The Company is registered as a no‐load, open‐end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has an authorized capital of 500,000,000 shares, classified as shares of common stock with a par value of $0.0001 per share; 100,000,000 shares of which have been classified as shares of common stock of The Fund. The Fund offers Investor Class and Institutional Class shares. The Fund’s investment strategy is to seek growth of capital.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by The Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP.

Accounting Estimates — In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Equity securities including common stocks and exchange‐traded funds that are listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price and are classified as Level 1 of the fair value hierarchy. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 of the hierarchy. Valuations of variable and fixed income securities supplied by independent pricing services approved by The Fund’s Board of Directors (the “Board”) are classified as Level 2 of the hierarchy. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board and would be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. Securities with maturities of sixty (60) days or less are valued at amortized cost as Level 1 or 2 within the hierarchy. See Fair Value Measurements section in the notes for additional information used to value The Fund’s investments.

Federal Income Taxes — For federal income tax purposes, The Fund currently qualifies, and intends to remain qualified, as a Regulated Investment Company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carry forwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Annual Report | April 30, 2016	21

Notes to the Financial Statements April 30, 2016

As of and during the year ended April 30, 2016, The Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, The Fund did not incur any interest or penalties. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders — Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex‐dividend date.

Other — Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex‐ dividend date or as soon as information is available to The Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with The Fund’s understanding of the applicable country’s tax rules and rates.

Expenses that are specific to a class of shares of The Fund are charged directly to the share class. The Fund’s realized and unrealized gains and losses, net investment income, and expenses other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Fair Value Measurements — A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of The Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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Notes to the Financial Statements April 30, 2016

Level 3 –
Significant unobservable prices or inputs (including The Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value The Fund’s investments as of April 30, 2016:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$41,914,827	$–	$–	$41,914,827
Exchange-Traded Funds	698,628	–	–	698,628
Short-Term Investments	1,024,489	–	–	1,024,489
TOTAL	$43,637,944	$–	$–	$43,637,944

*	See Schedule of Investments for industry classification.

It is The Fund’s policy to consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

There were no transfers into or out of Levels 1 and 2 during the year ended April 30, 2016.

For the year ended April 30, 2016, The Fund did not have significant unobservable inputs (Level 3) used in determining fair value.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of The Fund were as follows:
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Investor Class:
Shares sold	340,182	439,785
Shares issued in reinvestment of distributions	2,288,612	2,519,606
Less shares redeemed	(2,796,744)	(3,687,731)
Net Decrease in Shares	(167,950)	(728,340)

Institutional Class:
Shares sold	115,179	35,772
Shares issued in reinvestment of distributions	842,515	511,167
Less shares redeemed	(120,200)	(98,065)
Net Increase in Shares	837,494	448,874

Annual Report | April 30, 2016	23

Notes to the Financial Statements April 30, 2016

4. FEDERAL INCOME TAXES AND DISTRIBUTIONS

Tax Basis of Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short‐term securities at April 30, 2016 were as follows:

Gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$4,134,462
Gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(1,211,239)
Net Unrealized Appreciation	$2,923,223
Tax Cost of Investments	$40,714,721

Classifications of Distributions
Net investment income/(loss) and net realized capital gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized capital gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized capital gain was recorded by The Fund.

The tax character of the distributions paid by The Fund for the fiscal years ended April 30, 2016 and 2015, respectively, were as follows:

Distributions Paid From:	2016	2015
Ordinary Income	$363,678	$760,348
Long‐Term Capital Gain	17,852,463	30,566,192
Total	$18,216,141	$31,326,540

Components of Distributable Earnings:
At April 30, 2016, components of distributable earnings were as follows.

Henssler Equity Fund
Undistributed net investment income	$83,831
Accumulated net realized gain on investments	4,744,684
Net unrealized appreciation on investments	2,923,223
Total	$7,751,738

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Notes to the Financial Statements April 30, 2016

5. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Henssler Asset Management, LLC (the “Adviser”) to provide investment management services to The Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to The Fund’s daily net assets. The amounts of expenses paid to the Adviser are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

The Fund has entered into an Operating Service Agreement (the “Servicing Agreement”) with the Adviser to provide or arrange for day‐to‐day operational services to The Fund. Under the Servicing Agreement, the Adviser provides all of The Fund’s day‐to‐day operational services, excluding cost of brokerage, interest, taxes, litigation, independent directors’ fees and expenses, independent directors’ legal fees, premiums for directors’ liability insurance covering The Fund’s independent directors, The Fund’s allocable share of  the salary and related costs for The Fund’s Chief Compliance Officer, and extraordinary expenses. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% for the Investor Class and 0.20% for the Institutional Class as applied to the classes’ daily net assets. The amounts of expenses paid to the Adviser as Operating Services Fees are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets & Liabilities. The Fund’s independent directors are each paid an annual fee of $12,000 per year, together with such directors’ actual out‐of‐pocket expenses associated with attendance at meetings. The annual fees are payable in four equal quarterly installments and are paid as of each quarterly meeting of the Board of Directors of The Fund. The officers of the Company, except the Chief Compliance Officer and the independent directors, will receive no compensation from The Fund for performing the duties of their offices.

The Fund and the Adviser have entered into a Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day‐to‐day operational services to The Fund including, but not limited to administrative, bookkeeping and pricing services.

The Fund and the Adviser have entered into a Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day‐to‐day operational services to The Fund including, but not limited to transfer agent, dividend disbursing and record keeping services.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. to provide distribution  services  to  The Fund. ALPS Distributors, Inc.  serves  as  underwriter/distributor of shares of The Fund.

Certain directors and officers of The Fund are directors and officers of the Adviser.

Annual Report | April 30, 2016	25

Notes to the Financial Statements April 30, 2016

6. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, excluding short‐term investments and U.S. government obligations, by The Fund for the year ended April 30, 2016, were as follows:

Purchases	$78,214,002
Sales	$98,039,997

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2016, the following entities owned beneficially  25% or greater of  The Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Name	Percentage
Investor	Charles Schwab & Co.	42.54%
Institutional	State Street Bank & Trust Company	74.43%

8. INDEMNIFICATIONS

Under The Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to The Fund. Additionally, in the normal course of business, The Fund enters into contracts with service providers that may contain general indemnification clauses,  which may  permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against The Fund that have not yet occurred.

26	WWW.HENSSLER.COM

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Henssler Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Henssler Equity Fund (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Henssler Equity Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
June 23, 2016

Annual Report | April 30, 2016	27

Additional Information April 30, 2016 (Unaudited)

1. N‐Q DISCLOSURE

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N‐Q. For The Fund this would be for the fiscal quarters ending July 31st and January 31st. The Form N‐Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N‐Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1‐800‐732‐0330 for information on the operation of the Public Reference Room).

2. PROXY PROCEDURES

The Company has adopted Portfolio Proxy Voting Policies and Procedures under which The Fund votes proxies related to securities held by The Fund. A description of the Company’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Company toll‐free at 1‐800‐936‐3863 and (ii) on the SEC’s website at www.sec.gov. In addition, The Fund will be required to file a Form N‐PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Company’s Form N‐PX will be available (i) without charge, upon request, by calling the Company toll‐free at 1‐800‐936‐3863 and (ii) on the SEC’s website at www.sec.gov.

3. DIRECTORS AND OFFICERS

The business affairs of The Fund are managed under the direction of The Fund’s Board of Directors in accordance with the laws of the State of Maryland. Information pertaining to the Directors and Officers of The Fund is included in the Company’s Annual Report for the fiscal year ended April 30, 2016. Directors who are not deemed to be “interested persons” of The Fund, as defined in the 1940 Act, are referred to as “Independent Directors.” The Fund’s Statement of Additional Information includes additional information about The Fund’s Board of Directors and is available, without charge, upon request by calling toll‐free 1‐800‐936‐3863.

4. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the calendar year ended December 31, 2015:

Qualified Dividend Income 100%

Corporate Dividends Received Deduction 100%

In early 2016, if applicable, shareholders of record should have received this information for the distributions paid to them by The Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by The Fund, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, The Fund designated $17,852,463 as long‐term capital gain dividends.

28	WWW.HENSSLER.COM

Directors & Officers April 30, 2016 (Unaudited)

Independent Directors

Name, Age and Address	Position	Term of Office & Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Robert E. Nickels (73) 2 Delegal’s Retreat Savannah, GA 31411	Director	Indefinite Term, Since 2002	One	None
Principal Occupation During past 5 years: Retired
David P. O’Brien, M.D. (75) 2626 Brookwood Drive Atlanta, GA 30305	Director	Indefinite Term, Since 2002	One	None
Principal Occupation During past 5 years: Retired, M.D. Urologist
Joseph W. Owen (55) 126 Riverview Drive Suwanee, GA 30024	Director	Indefinite Term, Since 2004	One	None
Principal Occupation During past 5 years: Vice President, Sybase, Inc.

Additional Directors and Officers

Name, Age and Address	Position	Term of Office & Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Gene W. Henssler, Ph.D. (76)* 3735 Cherokee Street Kennesaw, GA 30144	Director, President, Co‐Portfolio Manager	Indefinite Term, Since 1998	One	None
Principal Occupation During past 5 years: President, G.W. Henssler & Associates, Ltd.; Co‐Portfolio Manager, The Henssler Equity Fund
Patricia T. Henssler, C.P.A. (61)* 3735 Cherokee Street Kennesaw, GA 30144	Director, Executive V.P., Treasurer	Indefinite Term, Since 1998	One	None
Principal Occupation During past 5 years: Treasurer, G.W. Henssler & Associates, Ltd.; Certified Public Accountant, P.T. Henssler, C.P.A., LLC

*	Dr. Gene Henssler and Patricia Henssler are “interested persons” of The Fund as defined under the 1940 Act, because of their positions with the Adviser and are related by marriage

Annual Report | April 30, 2016	29

Directors & Officers April 30, 2016 (Unaudited)

Name, Age and Address	Position	Term of Office & Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
William G. Lako, Jr., CFP® (45) 3735 Cherokee Street Kennesaw, GA 30144	Vice President, Secretary	Indefinite Term, Since 1998	N/A	N/A
Principal Occupation During past 5 years: Principal, G.W. Henssler & Associates, Ltd.
Christopher E. Reeves (45) 3735 Cherokee Street Kennesaw, GA 30144	Chief Compliance Officer	Indefinite Term, Since 2007	N/A	N/A
Principal Occupation During past 5 years: Attorney, Lantz & Reeves P.C.; Chief Compliance Officer, G.W. Henssler & Associates, Ltd., Henssler Asset Management, LLC, and The Henssler Equity Fund

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Page Intentionally Left Blank

Adviser

Henssler Asset Management, LLC
3735 Cherokee Street
Kennesaw, Georgia 30144

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian

Fifth Third Bank, N.A.
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Transfer, Reception,
and Dividend Disbursing Agent

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Independent Registered
Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, Ohio 44115

Legal Counsel

Paul Hastings LLP
1170 Peachtree Street, N.E.
Suite 100
Atlanta, Georgia 30309

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that there is no "audit committee financial expert" serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant's operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: Fees for audit services for the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, and for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $15,000 and $15,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, aggregate fees of $0 and $0, respectively, were billed to the Registrant for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements. For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate fees of $0 and $0 were billed to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, aggregate fees of $2,000 and $2,000, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, aggregate fees of $0 and $0 respectively, were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d)	All Other Fees: In Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate fees $0 and $0 respectively, were billed to Registrant by the principal accountant for services reported in paragraphs (a) through (c) of this Item. For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for services other than the services reported in paragraph (a) through (c).

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: The Registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees: In Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate non-audit fees of $0 and $0 were billed to the Registrant by the Registrant’s accountant for services rendered to the Registrant. In Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate non-audit fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Henssler Funds, Inc.

By:	/s/ Gene W. Henssler
Gene W. Henssler
President and Principal Executive Officer

Date:	July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

The Henssler Funds, Inc.

By:	/s/ Gene W. Henssler
Gene W. Henssler
President and Principal Executive Officer

Date:	July 8, 2016

By:	/s/ Patricia T. Henssler
Patricia T. Henssler
Treasurer and Principal Financial Officer

Date:	July 8, 2016